Exhibit 99.1

LASALLE BANK N.A.

GLOBAL TRADE ADVISORY

ABN AMRO PLAZA

540 W. MADISON – 26TH FLOOR

CHICAGO, IL 60661

TELEPHONE: 312-904-8462 TELEFAX: 312-904-6303

SWIFT: LASLUS44

SEPTEMBER 16, 2005

BENEFICIARY:	APPLICANT:
THE IRVINE COMPANY	EV3 ENDOVASCULAR, INC.
550 NEWPORT CENTER DRIVE	FKA EV3 INC.
NEWPORT BEACH, CA 92660	4600 NATHAN LANE NORTH
ATTN: SENIOR VICE PRESIDENT,	PLYMOUTH, MN 55442
OPERATIONS OFFICE PROPERTIES

STANDBY LETTER OF CREDIT NUMBER: S584393

AMOUNT: USD 1,000,000.00

(ONE MILLION AND 00/100 UNITED STATES DOLLARS)

DATE OF EXPIRY: SEPTEMBER 15, 2006

PLACE OF EXPIRY: OUR COUNTERS

WE HEREBY ISSUE OUR IRROVOCABLE LETTER OF CREDIT NO. S584393 IN FAVOR OF THE IRVINE COMPANY FOR THE ACCOUNT OF EV3 ENDOVASCULAR, INC. FKA EV3 INC. WE UNDERTAKE TO HONOR YOUR DRAFT OR DRAFTS AS DESCRIBED BELOW, DELIVERED TO US FROM TIME TO TIME, FOR ANY SUM OR SUMS NOT TO EXCEED A TOTAL OF ONE MILLION AND 00/100 UNITED STATES DOLLARS (USD 1,000,000.00) IN FAVOR OF SAID BENEFICIARY AND A LETTER FORM AN OFFICER OF THE IRVINE COMPANY THAT STATES AS FOLLOWS: “THE “LANDLORD” UNDER THE LEASE PURSUANT TO WHICH THIS LETTER IF CREDIT WAS ISSUED IS AUTHORIZED TO DRAW UPON THIS LETTER OF CREDIT IN THE AMOUNT OF THE ACCOMPANYING DRAFT ACCORDING TO THE TERMS OF ITS LEASE AGREEMENT WITH THE ACCOUNT PARTY AS “TENANT”.”

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL REMAIN ENFORCEABLE AGAINST US FOR A PERIOD OF ONE YEAR FROM THIS DATE AND FURTHER, THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED FOR SUCCESSIVE ONE-YEAR PERIODS WITHOUT AMENDMENT THEREAFTER UNLESS THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE SET FORTH ABOVE, OR WITHIN THIRTY (30) DAYS PRIOR TO THE END OF ANY YEARLY ANNIVERSARY DATE THEREAFTER, YOU SHALL RECEIVE OUR NOTICE IN WRITING BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY COURIER, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR ANY SUBSEQUENT YEAR.

THE DRAFT MUST BE MARKED “DRAWN UNDER LASALLE BANK N.A. LETTER OF CREDIT NO. S584393 DATED SEPTEMBER 16, 2005.”

THIS STANDBY LETTER OF CREDIT IS TRANSFERABLE, BUT ONLY IN ITS ENTIRETY. IF YOU WISH THIS LETTER OF CREDIT BE TRANSFERRED, PLEASE COMPLETE AND RETURN TO US YOUR TRANSFER INSTRUCTIONS IN THE FORM ATTACHED HERETO ALONG WITH THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS

OUR REFERENCE NUMBER: S584393	PAGE NUMBER: 2

THERETO AND YOUR PAYMENT OF OUR CHARGES/FEES FOR SAME AS SPECIFIED IN THE ATTACHED FORM.

PER LAWS OF THE U.S. AND REGULATIONS OF THE UNITED STATES TREASURY, DEPARTMENT OF COMMERCE AND OFFICE OF FOREIGN ASSETS CONTROL, REQUEST TO TRANSFER THIS LETTER OF CREDIT TO ANY PARTY IN VIOLATION OF SUCH LAWS AND/OR REGULATIONS IS STRICTLY PROHIBITED AND WILL NOT BE HONORED.

THERE ARE NO OTHER CONDITIONS OF THIS LETTER OF CREDIT, EXCEPT SO FAR AS OTHERWISE STATED. THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500).

LASALLE BANK N.A.

/s/
AUTHORIZED SIGNATURE

OUR REFERENCE NUMBER: S584393	PAGE NUMBER: 3

EXHIBIT A

APPLICATION FOR FULL TRANSFER OF LETTER OF CREDIT

DATE:		___________________________________

TO:	LASALLE BANK N.A.
540 W. MADISON – 26TH FLOOR
CHICAGO, IL 60661
ATTN: STANDBY LETTER OF CREDIT DEPT.
RE:	L/C NO:	___________________________________
ISSUED BY:		___________________________________

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY

IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH TOGETHER WITH ANY AND ALL AMENDMENTS, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

NAME OF BENEFICIARY

AUTHORIZED SIGNATURE

NAME & TITLE

SIGNATURE GUARANTEED

THE SIGNATURE AND TITLE CONFORMS WITH THAT ON FILE WITH US FOR THIS COMPANY AND SIGNER IS AUTHORIZED TO EXECUTE THIS AGREEMENT. WE ATTEST THAT THE COMPANY HAS BEEN IDENTIFIED BY US IN COMPLIANCE WITH USA PATRIOT ACT PROCEDURES OF OUR BANK.

(NAME OF BANK)

(ADDRESS OF BANK)

*** CONTINUED ON NEXT PAGE ***

OUR REFERENCE NUMBER: S584393	PAGE NUMBER: 4

(CITY, STATE, ZIP CODE)

(AUTHORIZED NAME AND TITLE)

(AUTHORIZED SIGNATURE)

(TELEPHONE NUMBER)

TRANSFER FEE: 0.25%, MINIMUM USD 250.00 OF AMOUNT TRANSFERRED